EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 25, 1999, which appears on page F-2 of the Annual Report on Form 10-KSB for the year ended June 30, 1998.

                                                     /s/ Dohan and Company

Dohan and Company, P.A., CPA's
7700 North Kendall Drive, Suite 204
Miami, Florida 33156
July 30, 1999